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                                  EXHIBIT 32.1

                WRITTEN STATEMENT OF CHIEF EXECUTIVE OFFICER AND
               CHIEF FINANCIAL OFFICER PURSUANT TO SECTION 906 OF
                         THE SARBANES-OXLEY ACT OF 2002


The undersigned, the Chief Executive Officer and the Chief Financial Officer of Biomet, Inc. (the "Company"), each hereby certifies that, to his knowledge on the date hereof:

(a) The Annual Report on Form 10-K of the Company for the Fiscal Year Ended May 31, 2003 filed on the date hereof with the Securities and Exchange Commission (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(b) Information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                        /s/ Dane A. Miller
                                        -------------------------------------
                                        Dane A. Miller, Ph.D.
                                        President and Chief Executive Officer
                                        August 22, 2003



                                        /s/ Gregory D. Hartman
                                        -------------------------------------
                                        Gregory D. Hartman
                                        Senior Vice President - Finance,
                                        Chief Financial Officer and Treasurer
                                        August 22, 2003



The foregoing certification is being furnished to the Securities and Exchange Commission as an exhibit to the Form 10-K and shall not be deemed to be considered filed as part of the Form 10-K.